UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

JANUARY 17, 2020
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, RHODE ISLAND 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 17, 2020, Summer Infant, Inc. (the “Company”) and Summer Infant (USA), Inc., as borrowers entered into (i) Amendment No. 3 to Second Amended and Restated Loan and Security Agreement among the Company and Summer Infant (USA) Inc., as borrowers, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders, and Bank of America, N.A., as agent for the lenders (the “BofA Amendment”), and (ii) Amendment No. 3 to Term Loan and Security Agreement among the Company and Summer Infant (USA) Inc., as borrowers, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders, and Pathlight Capital LLC, as agent for the lenders (the “Term Loan Amendment”).

BofA Amendment. The BofA Amendment amended the terms of the Second Amended and Restated Loan and Security Agreement to, among other things (i) modify the definition of Financial Covenant Trigger Amount so that the amount is $4,000,000 through February 29, 2020, and at any time thereafter, $5,000,000; and (ii) reduce the lenders’ aggregate revolver commitments to $50,000,000.

Term Loan Amendment. The Term Loan Amendment amended the terms of the Term Loan and Security Agreement to, among other things (i) modify the definition of Financial Covenant Trigger Amount to be consistent with the BofA Amendment and (ii) modify the definition of IP Advance Rate Reduction to provide that the amount of reduction will be 5.0 percentage points through February 29, 2020, and at any time thereafter, 10.0 percentage points.

The foregoing summary of the BofA Amendment and the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated as of January 17, 2020, among Summer Infant, Inc. and Summer Infant (USA) Inc., as borrowers, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders, and Bank of America, N.A., as agent for the lenders

10.2*	Amendment No. 3 to Term Loan and Security Agreement, dated as of January 17, 2020, among Summer Infant, Inc. and Summer Infant (USA) Inc., as borrowers, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders, and Pathlight Capital LLC, as agent for the lenders

*	Portions of this exhibit have been omitted for confidential treatment pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: January 17, 2020	By:	/s/ Paul Francese
Paul Francese
Chief Financial Officer